UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 27, 2012
Post Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code (314) 644-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     In connection with the distribution of common stock of Post Holdings, Inc. by Ralcorp Holdings, Inc. (“Ralcorp”) to Ralcorp’s shareholders (the “Distribution”), an Information Statement (the “Information Statement”) regarding the Distribution is being mailed to Ralcorp’s shareholders on January 30, 2012.
     The Information Statement is included as Exhibit 99.1 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the Information Statement as so filed.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2012	Post Holdings, Inc. (Registrant)

	By:	/s/ Jeff A. Zadoks
		Name:	Jeff A. Zadoks
		Title:	Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information Statement, dated January 27, 2012